UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2020

CHINOOK THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Fairview Avenue East, Suite 100
Seattle, WA 98102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 485-7051

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KDNY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Chinook Therapeutics, Inc. (formerly known as “Aduro Biotech, Inc.”), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2020, in connection with the completion of the transaction among the Company, Chinook Therapeutics U.S. Inc. (“Private Chinook”), and Aspire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization dated as of June 1, 2020, as amended on August 17, 2020 (the “Merger Agreement”). Pursuant to the Merger Agreement, the Merger Sub merged with and into Private Chinook, with Private Chinook continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Prior 8-K to include the unaudited condensed consolidated interim financial statements of Private Chinook as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, and the pro forma financial information described below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Although Private Chinook is now a direct subsidiary of the Company, for accounting purposes the Merger is treated as a “reverse acquisition” and Private Chinook is considered the accounting acquirer. Accordingly, as of the closing of the Merger, Private Chinook’s historical results of operations will replace the Company’s historical results of operations for all periods prior to the Merger and, for all periods following the Merger, the results of operations of both companies will be included in the Company’s financial statements. However, the unaudited condensed consolidated interim financial statements of Private Chinook as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 filed with this Amendment relate to a pre-Merger closing period, and therefore all information presented relates to Private Chinook on a standalone basis and not to the Company.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited condensed consolidated interim financial statements of Private Chinook as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated interim financial statements as of September 30, 2020 and for the nine months ended September 30, 2020, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1*	Unaudited condensed consolidated interim financial statements of Private Chinook as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019.

99.2*	Unaudited pro forma condensed consolidated interim financial statements as of September 30, 2020 and for the nine months ended September 30, 2020.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINOOK THERAPEUTICS, INC.

Date: November 5, 2020	By:	/s/ Eric L. Dobmeier
	Name:	Eric L. Dobmeier
	Title:	President and Chief Executive Officer

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